UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2021
9:00 A.M. (Pacific Daylight Time)
To Our Stockholders:
You are cordially invited to attend, virtually via the Internet, the Annual Meeting of Stockholders of IMPAC MORTGAGE HOLDINGS, INC., a Maryland corporation (“IMH,” “we,” “our,” “us,” or the “Company”), to be held on June 22, 2021, at 9:00 a.m. (Pacific Daylight Time). This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet (the “Annual Meeting” or the “Virtual Meeting”). You will be able to attend the Virtual Meeting, vote and submit your questions during the meeting by visiting: http://viewproxy.com/impaccompanies/2021/htype.asp. You will not be able to attend the Virtual Meeting physically.
The annual meeting of stockholders is being held for the following purposes:
1.
To elect a Board of Directors to serve for the ensuing year;

2.
To approve, on an advisory basis, the compensation of our named executive officers;

3.
To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021; and

4.
To transact such other business as may properly come before the Virtual Meeting or any adjournments or postponements thereof.

Only holders of our common stock of record at the close of business on April 19, 2021 will be entitled to vote and participate at the Virtual Meeting via live audio webcast and any postponements, adjournments or continuations thereof. If you wish to attend the Virtual Meeting, you must register in advance at http://viewproxy.com/impaccompanies/2021/htype.asp by 11:59 pm, Pacific Daylight Time, on June 20, 2021.
Stockholders may virtually attend the Annual Meeting via live audio webcast by clicking the link provided in the email that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 22, 2021. The 2020 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2020 are also available at http://www.viewproxy.com/impaccompanies/2021.
In accordance with the rules of the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to the holders of record and beneficial owners of our capital stock as of the close of business on the record date (April 19, 2021). The Notice of Internet Availability contains instructions on how to access our materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials.
You are cordially invited to attend the Virtual Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote at the Virtual Meeting in the event you find it convenient to attend.
By order of the Board of Directors

Dated: April 30, 2021	Joseph O. Joffrion, General Counsel

IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road, Irvine, CA 92612
(949) 475-3600
PROXY STATEMENT
FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
JUNE 22, 2021 AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)
This proxy statement is being furnished by Impac Mortgage Holdings, Inc., a Maryland corporation (“IMH,” “we,” “our,” “us,” or the “Company”), in connection with the annual meeting of stockholders to be held on June 22, 2021 at 9:00 a.m. (Pacific Daylight Time). This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet (the “Virtual Meeting” or the “Annual Meeting”). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent, and this proxy statement and the form of proxy relating to our Virtual Meeting will be made available, to our stockholders commencing on or about May 3, 2021.
The purpose of the Virtual Meeting is to seek stockholder approval of the following proposals: (1) electing a Board of Directors (the “Board” or “Board of Directors”) to serve for the ensuing year; (2) approving, on an advisory basis, the compensation of our named executive officers; and (3) ratifying the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
Notice of Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. The Notice of Internet Availability will provide you with instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials and on how to vote on the proposals.
Solicitation of Proxies
Our Board of Directors is soliciting the enclosed proxy.   We will bear the cost of this solicitation of proxies. Solicitations will be made by mail and over the Internet based on our Notice of Internet Availability of Proxy Materials. We may also solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock.
Annual Report
Our annual report to stockholders for the year ended December 31, 2020 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy.
Stockholders may also request a free copy of our Form 10-K for the year ended December 31, 2020 (“2020 Form 10-K”) by writing to Corporate Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612. Alternatively, stockholders may access our 2020 Form 10-K on our website located at www.impaccompanies.com. We will also furnish any exhibit to our 2020 Form 10-K if specifically requested.
Registering to attend the Virtual Meeting
To register to attend the Virtual Meeting, please visit https://viewproxy.com/impaccompanies/2021/htype.asp. ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 P.M. PACIFIC DAYLIGHT TIME, ON JUNE 20, 2021.

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If you own shares of the Company’s common stock registered in your name on the books of our transfer agent, as of the close of business on April 19, 2021, the record date for the Annual Meeting (the “Record Date”), please click “Registration for Registered Holders” and enter your name, address and phone number.

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If you hold shares of the Company’s common stock in an account at a broker, bank, trust or other nominee as of the close of business on the Record Date, please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the Virtual Meeting, please upload during registration or email a copy of your legal proxy that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

If you have already authorized a proxy or provided voting instructions by returning a signed proxy card, or by following the instructions provided by your bank, broker or other nominee, you do not need to register or attend the Virtual Meeting in order for your vote to be counted.
After you have registered for the Virtual Meeting, you will receive an email indicating that your registration has been confirmed along with the meeting password. You will need this password in order to virtually attend the Annual Meeting.
Stockholders may virtually attend the Annual Meeting via live audio webcast by clicking the link provided in the email that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.
Voting Requirements & Procedures
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Virtual Meeting only if you are present at the Virtual Meeting or your shares are represented by a valid proxy. Even if you plan to attend the Virtual Meeting, we urge you to vote by proxy in advance. You may vote your shares when you view the proxy materials on the Internet following the instructions in the Notice of Internet Availability, or if you request a paper copy of the proxy materials as instructed on the Notice of Internet Availability, by using one of the following three methods:
(1)
you may vote by mail, by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided;

(2)
you may direct your vote electronically by accessing the website located at www.AALVote.com/IMH and following the on-screen instructions; or

(3)
you may vote by calling the toll-free number listed on your proxy card.

Please have your Notice of Internet Availability or proxy card in hand when going online or calling. If you instruct the voting of your shares electronically or telephonically, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by telephone, over the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Virtual Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares virtually via the Internet at the Virtual Meeting.
Quorum; Voting Rights
Holders of our common stock of record at the close of business on the Record Date (i.e., April 19, 2021) will be entitled to vote at the Virtual Meeting or any adjournment or postponement of the Virtual Meeting.

There were 21,332,684 shares of common stock, $0.01 par value per share, outstanding as of the Record Date. Each share of our common stock is entitled to one vote and the presence, either virtually via the Internet or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the Virtual Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Stockholders may not cumulate their votes.
Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Virtual Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:
(1)
FOR the nominees to our Board of Directors;

(2)
FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

(3)
FOR the ratification of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Representatives of our transfer agent will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is the voluntary act of not voting by a stockholder who is present at the Virtual Meeting and entitled to vote. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.
Refer to each proposal for a discussion of the effect of abstentions and broker non-votes. Without instructions, brokers will not be able to vote on Proposals 1 or 2.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Virtual Meeting and voting virtually via the Internet.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Postponement or Adjournment of Virtual Meeting
If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Virtual Meeting, either attending virtually via the Internet or represented by proxy, to adjourn the Virtual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Virtual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. Our charter and bylaws currently provide for a variable number of directors with a range between one and fifteen members. The size of our Board of Directors is currently set at four. No proxy may vote for more than four nominees for director. Accordingly, a Board of four directors is to be elected at the Virtual Meeting, all of whom have been recommended for nomination by the members of the Governance and Nomination Committee of the Board.
Unless otherwise directed by stockholders within the limits set forth in our bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees:
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Katherine J. Blair,

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Frank P. Filipps,

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Stewart B. Koenigsberg, and

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George A. Mangiaracina.

We have been advised that all of the nominees have indicated their availability and willingness to serve if elected. If elected, each such nominee will serve for a term expiring at our annual meeting of stockholders in 2022. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”
In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee, will vote for a substitute nominee in the exercise of their best judgment or the Board may determine to reduce the size of the Board.
Vote Required
You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes cast at the Virtual Meeting is necessary for the election of the nominee for director assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Virtual Meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES.

PROPOSAL NO. 2
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. At our 2019 annual meeting, the stockholders approved, on an advisory, non-binding basis, a one-year frequency for the advisory vote on executive compensation. Accordingly, this proposal seeks stockholder approval of, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement.
Our named executive officer compensation is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is one that is designed to align the interests of executive officers with those of our stockholders by tying long-term incentive compensation to financial performance and ultimately to the creation of stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.
Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board of Directors value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.
Vote Required
This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The affirmative vote of a majority of all of the votes cast at the Virtual Meeting at which a quorum is present is required to approve this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY
STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On November 1, 2020, the Audit Committee of the Board of Directors engaged Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, replacing Squar Milner LLP (“Squar Milner”), whose audit practice was combined with Baker Tilly on that date. Squar Milner had previously served as the Company’s independent registered public accounting firm from 2008 until November 1, 2020.
The stockholders are being requested to ratify the appointment of Baker Tilly at the Virtual Meeting. If the selection is not ratified, it is contemplated that the appointment of Baker Tilly for 2021 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Baker Tilly will attend the Virtual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Virtual Meeting at which a quorum is present is required to ratify the appointment of Baker Tilly as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Baker Tilly as the Company’s independent registered public accounting firm.
Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF BAKER TILLY US, LLP.

Change in Company’s Certifying Accountant
On November 1, 2020, the Company was notified that Squar Milner, the Company’s prior independent registered public accounting firm, was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners. On November 1, 2020, Squar Milner resigned as the auditors of the Company and with the approval of the Audit Committee, Baker Tilly was engaged as the Company’s independent registered public accounting firm.
Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.
The reports of independent registered public accounting firm of Squar Milner regarding the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2019 and 2018, and during the interim period from the end of the most recently completed fiscal year through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports.
Principal Accountant Fees and Services
During the year ended December 31, 2020, Squar Milner (prior to November 1, 2020) and Baker Tilly (on and after November 1, 2020) served as our independent registered public accounting firm and provided certain tax and other services. The following table sets forth the aggregate fees billed to us by Baker Tilly and Squar Milner for the years ended December 31, 2020 and 2019.
	For the Year Ended December 31
	2020	2019
Audit fees	$764,100	$955,800
Audit-related fees(1)	48,276	52,920
Tax fees(2)	8,764	5,764
Total(3)	$821,140	$1,014,484

(1)
Audit-related fees include fees for an examination under section 1122 of Regulation AB for loan servicing, a separate examination of certain requirements of our master servicing policies and procedures, and registration and offering of securities.

(2)
Tax fees relate to tax planning and consultation services.

(3)
For the year ended December 31, 2020, $202,106 in total fees was attributable to Squar Milner and $619,034 was attributable to Baker Tilly.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services
The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. In pre-approving the services in 2020 and 2019 under audit related fees, tax fees or all other fees, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee is currently comprised of two directors. The Audit Committee operates under a written audit committee charter, which was amended and restated by the Board of Directors on April 27, 2021.
Management is responsible for our internal control over financial reporting and financial reporting process. Baker Tilley US LLP, or Baker Tilly, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee these management processes and related independent audits.
In connection with these responsibilities, the Audit Committee met with management and Baker Tilly to review and discuss the December 31, 2020 financial statements. The Audit Committee also (i) discussed with Squar Milner (prior to November 1, 2020) and Baker Tilly (on and after November 1, 2020) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and the SEC, and (ii) received the written disclosures and the letter from Baker Tilly required by the applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning its independence, and has discussed with Baker Tilly its independence from the Company.
Based on the Audit Committee’s discussions with management, review of Baker Tilly’s letter and discussions with Baker Tilly, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
Audit Committee
Frank P. Filipps
Stewart B. Koenigsberg

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Information Concerning Director Nominees
The persons listed below have been nominated for election to the Company’s Board of Directors. Unless otherwise directed by stockholders within the limits set forth in the Company’s bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees:
NAME	AGE	POSITION
George A. Mangiaracina	56	Chief Executive Officer, Chairman of the Board
Frank P. Filipps	73	Director
Stewart B. Koenigsberg	61	Director
Katherine J. Blair	51	Director
George A. Mangiaracina was elected as a director of IMH in July 2018 and was appointed as Chairman of the Board in August 2018. He has served as Chief Executive Officer (“CEO”) since August 2018, and prior to that, he was President since March 2018. Previously, Mr. Mangiaracina had been Executive Vice President and Managing Director of IMH since January 2015, reporting directly to the CEO and playing a key role in the 2015 acquisition, integration and on-going management of IMH’s CashCall Mortgage platform. He serves on the IMH Executive, Risk and Capital Markets Committees and has assisted in capital raise activities, strategic initiatives and relationship management of IMH’s capital markets counterparties. Prior to joining IMH, Mr. Mangiaracina spent over 20 years in the securities and mortgage banking industries. From 1992 to 2008 and from 2009 to December 2013, he served as a Managing Director of UBS and Deutsche Bank, respectively. While at UBS, Mr. Mangiaracina was responsible for the proprietary trading and financing of a portfolio of residential whole loans, and structured warehouse and term facilities across an array of asset classes; including aircraft, auto, franchise receivables and manufactured housing. While at Deutsche Bank, Mr. Mangiaracina successfully managed and liquidated residential legacy loan portfolios and managed related risk and counterparty exposures. During 2014, he advised financial institutions regarding treasury and capital markets activities and structuring. Prior to 1992, Mr. Mangiaracina was a Manager with Arthur Andersen & Co. and practiced as a Certified Public Accountant in the State of New York. Mr. Mangiaracina earned his Bachelor of Science in Accounting and Finance from Fordham University, College of Business Administration. The Company believes that Mr. Mangiaracina’s financial and business experience, including his past senior executive positions and operating experience with real estate and finance companies, give him the qualifications and skills to serve as a director.
Katherine J. Blair was appointed to the Board in December 2019. She is currently a partner at Manatt, Phelps & Phillips, LLP in Los Angeles and has practiced law for over 20 years specializing in corporate, securities and transactional matters and advising executive officers, general counsel and directors on corporate governance, SEC reporting and compliance, public and private securities offerings, as well as mergers and acquisitions. Ms. Blair is also a member of the board of directors of Skechers U.S.A., Inc. (NYSE: SKX), which designs, develops and markets a diverse range of lifestyle footwear for men, women and children, as well as performance footwear for men and women. Ms. Blair currently serves as an officer of the Board of Governors of the USC Institute of Corporate Counsel and she previously served as the Chair of the Business Law Section of the Los Angeles County Bar Association and as an officer of the Corporations Committee of the Business Law Section of the California Lawyers Association. Ms. Blair holds an undergraduate degree from the University of California, San Diego and a J.D., cum laude from Pepperdine University School of Law. The Company believes that Ms. Blair’s experience working with and advising public companies, including corporate, governance and transactional matters, provides her with the qualifications and skills to serve as a director.
Frank P. Filipps has been a director of IMH since August 1995. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. From June 1999 to April 2005, Mr. Filipps was Chairman and Chief Executive Officer of Radian Group, Inc. (NYSE: RDN) and its principal subsidiary, Radian Guaranty, Inc., which were formed through a merger of Amerin and Commonwealth Mortgage Assurance Company. Since February 2013, Mr. Filipps has served as a director of Orchid Island Capital (NYSE: ORC), a specialty finance company that invests in residential mortgage-backed securities, and since 2014, he has served as a director of Ready Capital Corporation (formerly, Sutherland Asset Management) (NYSE: RC). Mr. Filipps was previously, from September 2004 to December 2014, a director of Primus Guaranty, Ltd. (NYSE: PRS), a holding company primarily engaged in selling credit protection against investment grade credit obligations of corporate and sovereign entities, and, from December 2010 to December 2014, a director of Fortegra Financial Corp (NYSE: FRF), an insurance services company. Mr. Filipps received a B.A. in Economics in 1969 from Rutgers University and a Master’s degree in Corporate Finance and International Business in 1972 from New York University. The Company believes that Mr. Filipps’s financial and business expertise, including a diversified background of managing companies and his past senior executive positions and operating experience with real estate-related and mortgage services companies, give him the qualifications and skills to serve as a director.
Stewart B. Koenigsberg was elected as a director of IMH on July 17, 2018. Mr. Koenigsberg is an advisor with Impala Partners, a boutique private equity firm, since July 2015. He served as a senior advisor to Kimberlite Advisors, a NYC investment banking firm from March 2017 through February 2020. From 1989 to 2015, Mr. Koenigsberg served in various positions at GE, last serving as President and CEO of GE Capital Markets, where he managed all capital markets activities worldwide. At the time, GE Capital was one of the world’s largest financial institutions. Mr. Koenigsberg was named a GE Company Officer in 2006. In his previous positions at GE, he was Chief Financial Officer for GE Real Estate, one of the world’s largest real estate lending and investing businesses with over $85 billion in assets. Other roles at GE Capital included Head of Financial Planning and Strategic Planning, Chief Investment Officer for GE’s Mortgage businesses, Chief Financial Officer for GE Capital Lending and Leasing businesses, and President of GE Mortgage’s conduit and capital markets activities. Mr. Koenigsberg also managed GE Mortgage’s $100+ billion residential mortgage servicing portfolio and hedging activities. Before joining GE in 1989, Mr. Koenigsberg was a Senior Manager with Arthur Andersen & Co., where he served clients in financial services. Mr. Koenigsberg has previously served on a number of boards of directors. He has extensive experience with running complex organizations, financial operations and SEC regulations. Mr. Koenigsberg earned his B.S. in Accounting and Economics from the City University of New York, Brooklyn College. He is a Certified Public Accountant and has held several securities industry licenses. The Company believes that Mr. Koenigsberg’s financial and business expertise, including his past senior management positions and operating experience with large, complex organizations gives him the qualifications and skills to serve as a director.
Executive Officers The following table provides certain information regarding our executive officers who are not currently (and are not nominated to serve as) directors of the Company:
NAME	AGE	POSITION
Tiffany M. Entsminger	38	Chief Operating Officer
Joseph O. Joffrion	52	Senior Vice President, General Counsel
Justin R. Moisio	38	Chief Administrative Officer, Corporate Secretary
Information about George A. Mangiaracina, our CEO, is set forth above under “Information Concerning Director Nominees.”
Tiffany M. Entsminger was appointed Chief Operating Officer (“COO”) of the Company on November 5, 2020. Ms. Entsminger previously served as the Company’s Chief Risk Officer and Head of Operations from 2019 until prior to appointment as COO, and has held previous roles with the Company since 2018. Ms. Entsminger has more than 20 years of experience in financial services, specializing in operational and credit risk. She previously held a number of operational and risk management leadership roles, including SVP, Direct Operations for loanDepot.com, LLC. During her time with the national lender, from 2014 to 2018, she oversaw underwriting, closing and funding, quality control, and collateral valuations. Prior to that, Ms. Entsminger held a risk management position with Nationstar Mortgage. In addition to her mortgage expertise, Ms. Entsminger is a licensed attorney.

Joseph O. Joffrion was appointed Senior Vice President and General Counsel of the Company on September 28, 2020. Prior to joining Impac, Mr. Joffrion spent the last 22 years as in-house counsel to several companies. From 2007 to 2019, Mr. Joffrion served in various roles within Auction.com, LLC, a distressed residential and commercial real estate auction company. Such roles included Associate General Counsel, EVP—Strategic Development and Chief Legal Officer. From 2006 to 2007, Mr. Joffrion was EVP & Chief Legal Officer at NRP Holdings, Inc., a land acquisition and disposition company. Prior to that, from 1994 to 2006, Mr. Joffrion served as General Counsel for St. John Knits International, Inc., a designer, manufacturer and retailer of women’s apparel and accessories. Mr. Joffrion holds a Juris Doctorate from Western State College of Law and earned a Bachelor of Science in Mechanical Engineering from Washington University in St. Louis, MO.
Justin R. Moisio was appointed Chief Administrative Officer of the Company on August 1, 2019 and Corporate Secretary on July 29, 2020. Mr. Moisio has more than 16 years of experience in the publicly traded financial services sector. Since 2004, Mr. Moisio has held numerous leadership positions within Impac Mortgage Holdings, Inc., including investor relations, correspondent and consumer direct lending, public relations, marketing, project management and business development. In addition, Mr. Moisio served as President of the National Investor Relations Institute of Orange County, from 2012-2014. Mr. Moisio earned his Bachelor of Arts in Political Science and History from Miami University.
Key Employee
Mr. Jon Gloeckner, Senior Vice President Treasury and Financial Reporting, 43, has been with the Company since 2004, serving in a variety of capacities, including treasury, financial reporting, accounting, and warehousing. Since April 1, 2021, Mr. Gloeckner has been performing the duties of principal financial officer and principal accounting officer until a permanent replacement for Chief Financial Officer is found.
Family Relationships
There are no family relationships between any of the directors or executive officers of IMH.
Corporate Governance and Board Matters
Vacancies
All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board of Directors for any cause, other than an increase in the number of directors, may be filled by a majority vote of the remaining directors, although such majority is less than a quorum. Replacements for vacancies occurring among the unaffiliated directors will be elected by a majority vote of the remaining directors, including a majority of the unaffiliated directors. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Board Member Independence
We are listed on the NYSE American and accordingly, we have applied the listing standards of the NYSE American in determining the “independence” of the members of our Board of Directors. Based on the listing standards of the NYSE American and after reviewing the relationships with members of our Board, our Board of Directors has determined, with the assistance of the Governance and Nomination Committee, that Frank P. Filipps, Stewart B. Koenigsberg, and Katherine J. Blair qualify as independent directors. The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Governance and Nomination Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with the independence standards of the NYSE American.

Attendance at Board and Committee Meetings
Our Board of Directors met 33 times during 2020. During the period for which a person served as a director, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.
We encourage all directors to virtually attend the Annual Meeting of stockholders. In 2020, all of our directors attended the annual meeting of stockholders.
Committees and Corporate Governance
The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Governance and Nomination Committee. Each of these committees has a written charter approved by our Board of Directors. The members of the committees and a description of the principal responsibilities of each committee are described below.
Our Board of Directors has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the CEO, annual performance evaluation and management succession. The Board of Directors has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to IMH’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.
A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at www.impaccompanies.com by clicking “Investor—Corporate Governance—Governance Documents,” and is available in print upon request to the Corporate Secretary of Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612.
The Audit Committee
The Audit Committee of the Board of Directors consists of two directors, who are independent pursuant to the Director Independence Standards of the NYSE American and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Frank P. Filipps, who serves as the chairman, and Stewart B. Koenigsberg. The Board of Directors has determined that Stewart B. Koenigsberg and Frank P. Filipps (Chairman) each qualify as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. During 2020, the Audit Committee held five meetings.
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the independent auditors, which would include an evaluation of the independent auditor’s qualifications and independence, (iii) the Company’s compliance with legal and regulatory requirements, including disclosure controls and procedures, and (iv) the preparation of an Audit Committee report to be included in the Company’s annual proxy statement. The Audit Committee is authorized to retain independent legal, accounting or other advisors.
The Compensation Committee
The Compensation Committee is responsible for (1) reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluating the CEO’s performance in light of those goals and objectives and determining and approving the CEO's compensation level, (2) recommending to our Board of Directors the cash and non-cash compensation of our executive officers as defined in the rules promulgated under Section 16 of the Exchange Act, (3) evaluating the performance of our executive officers, (4) recommending to our Board of Directors the cash and non-cash compensation policies for our non-employee directors, (5) making recommendations to our Board of Directors with respect to incentive compensation and equity-based plans that are subject to Board approval, (6) recommending to the Board of Directors on whether the compensation discussion and analysis should be included in the proxy or Form 10-K, and (7) assisting our Board of Directors in evaluating potential candidates for executive officer positions with the Company. The Compensation Committee may consult with the CEO in determining the executive compensation for any executive officer other than the CEO. The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors. The Compensation Committee consists of Katherine J. Blair (Chairman) and Frank P. Filipps. The Compensation Committee held two meetings during 2020.
In July 2019, the Compensation Committee engaged Korn Ferry as an independent compensation consultant to develop a comparator peer group of publicly traded companies, which may be used as a source of data in the Company’s market analysis. The peer group was based on selected factors (industry size/sector, business model, customer base, etc.). Korn Ferry provided the Compensation Committee with recommendations regarding the Company’s peer group. Korn Ferry also provided Chief Executive Officer data based on the agreed upon peer group to inform the Compensation Committee with respect to Chief Executive Officer pay positioning and to aid in the determination of incentive compensation. Compensation data was provided for each element of total direct compensation at the 25th, 50th and 75th percentiles of the competitive market. Korn Ferry also assessed the mix of compensation provided to our CEO against the mix of executive pay within the comparator market and provided ideas around the CEO’s forward incentive plan design framework—including annual and long-term incentive opportunities, performance metrics and vehicles. The Compensation Committee did not meet with Korn Ferry during 2020 but intends to consider the information previously provided when reviewing the CEO’s compensation.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were officers or employees of the Company during 2020 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.
The Governance and Nomination Committee
The Governance and Nomination Committee assists the Board of Directors in (1) identifying qualified individuals to become members of the Board of Directors, (2) determining the composition of the Board of Directors and its committees, (3) selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (4) monitoring a process to assess board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, recommending to the Board, implementing and monitoring policies and processes related to our corporate governance. The Governance and Nomination Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Governance and Nomination Committee consists of Stewart B. Koenigsberg (Chairman) and Katherine J. Blair. The Governance and Nomination Committee held one meeting during 2020.
Board Leadership Structure and Role in Risk Oversight
The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Historically, the Board has determined that having the Company’s CEO serve as Chairman is in the best interest of the Company’s stockholders at this time. This structure has made the best use of the CEO’s extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

Frank P. Filipps serves as the Company’s Lead Independent Director. The Lead Independent Director advises the Chairman of the Board or otherwise undertakes the following:
(a)
assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board by management; and

(b)
moderates executive sessions of the Board’s independent directors and acts as a liaison between the independent directors and the Chairman of the Board and/or CEO on appropriate issues.

Cyber security incidents compromising non-public personal financial information may produce material adverse effects to the Company’s business, including but not limited to, reputational harm, loss of intellectual property, disruption of key business operations, governmental fines/penalties, and litigation/remediation costs. Under the direction of its Chief Information Security Officer (“CISO”) or designated individual, the Company maintains a formal information security management program to address cyber security risks. The program leverages industry frameworks and standards with the goal of ensuring appropriate controls are established and are frequently assessed for adequacy. Major components of the program include safeguarding customer information, third party vendor oversight and incident response.
The Board receives reports and briefings from the CISO or designated individual via its Chief Technology Officer (“CTO”) relating to a full range of cyber security issues, the Company’s risk posture to protect against cyber security threats, and policies that are intended to adequately implement the program. The CTO and CISO or designated individual periodically keep the Board abreast of efforts relating to compliance, risk assessments, results of audits, examinations, penetration and vulnerability testing, security breaches or violations and recommended changes to the Company’s information security program. The Company has also increased its cyber security insurance policy coverage three-fold in an attempt to adequately protect the Company from exposure in the event of a cyber security breach.
The Director Nomination Process
The Governance and Nomination Committee considers nominees from all sources, including stockholders. The Governance and Nomination Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The Governance and Nomination Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.
The Board of Directors will consist of a majority of directors who (i) qualify as “independent” directors within the meaning of the listing standards of the NYSE American, as the same may be amended from time to time; (ii) meet the applicable requirements to be “unaffiliated” as defined in the Company’s bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service on the Board in the belief that continuity of service and the past contributions of Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The Governance and Nomination Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the Board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Governance and Nomination Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Governance and Nomination Committee will recommend to the Board nominees as appropriate based on these principles.
Director Nominees by Stockholders.   Director nominees provided by stockholders to the Governance and Nomination Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Governance and Nomination Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Corporate Secretary of the Company accompanied by the candidate’s written consent to be named in a proxy statement as a nominee, if recommended by the Governance and Nomination Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Governance and Nomination Committee from time to time, either from the recommended person or from the recommending shareholder.
Submission for Consideration at Annual Meeting.   The Company’s bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under “Stockholder Proposals—Proposals to be Submitted for Annual Meeting” and “Mailing Instructions.” The stockholder nominating a director must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. Any notice shall include the information regarding the stockholder making the nomination and the nominee as required by the Company’s bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Governance and Nomination Committee as a nominee to be potentially supported by the Company.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the stockholder relations page of our website located at www.impaccompanies.com and in print upon request to the Corporate Secretary at Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California, 92612. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.
Stockholder Communication with Our Board of Directors
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612, by telephone at (949) 475-3600 or by email to generalcounsel@impacmail.com, specifying whether the communication is directed to the entire Board or to a particular director. Stockholder letters are screened, which includes filtering out improper or irrelevant topics.
Compensation of Board Members
The compensation of the Company’s non-employee directors is described below.

Board Fees.   Non-employee directors are paid $30,000 per quarter, which includes up to 35 meetings per year and constitutes all fees for board and committee meetings, chairmanships, lead director roles and any other special meetings. If there are more than 35 meetings during a year, then additional compensation will be awarded as determined by the Compensation Committee.
Equity Awards.   Non-employee directors typically receive an annual equity award of options to purchase shares of the Company’s common stock (the “Director Stock Options”), or instead, at the election of the individual director, a number of restricted stock units (which may be taken as deferred stock units, as described below) equal in value to the number of Director Stock Options (based on the binomial value of the Director Stock Options) not taken by such director. Director Stock Options and any substitute restricted units typically vest in three equal annual installments beginning on the first anniversary of the date of grant.
Deferred Stock Unit Awards.   The Company also permits grants of deferred stock units (“DSUs”) to non-employee directors. Each DSU grant vests in substantially equal annual installments over three years, commencing with the first anniversary of the date of grant, subject to the director’s continued service on the Board. Upon vesting, the DSUs continue to be held in the director’s stock account until payment becomes due after termination of service on the Board. When a director ceases to be a member of the Board, all DSUs that remain unvested terminate and are forfeited. Dividends and other distributions on DSUs are credited to the director’s stock account as if such DSUs were actual shares of common stock issued and outstanding. No interest is credited on stock amounts. Dividends and distributions are converted, based on fair market value of the common stock, into DSUs and credited to the director’s stock account. The Board, in its sole discretion, may waive vesting and forfeiture of DSUs. In the event of a change in control, all outstanding DSUs are fully vested. Directors receive a distribution of stock within 30 days after the date the director no longer serves on the Board. The distribution will consist of one share of common stock for each DSU. Any shares of common stock issued as DSUs are issued under the Company’s equity incentive plans.
Special Services.   From time to time, the Company’s non-employee directors may be asked to engage in special director services, whether or not a committee of the Board has been formed for such purpose. Such services have included and may include strategic reviews, strategic transaction oversight, independent major litigation oversight and like matters involving substantially greater commitments of time from the relevant directors. In such circumstances, the directors engaged in such efforts may receive additional fees for the duration of such service. Fees related to a special committee may be paid whether or not the matter concludes in a transaction or other specific result and may be adjusted upward or downward based on the amount of work required and any other criteria the committee and Board deem appropriate.
Set forth below is the compensation earned by our non-employee directors during 2020.
Director Compensation For 2020
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Thomas B. Akin(2)	$60,000	80,130	—	$140,130
Katherine J. Blair	$120,000	80,130	—	$200,130
Frank P. Filipps	$120,000	80,130	—	$200,130
Stewart B. Koenigsberg	$120,000	80,130	—	$200,130
Richard H. Pickup(3)	$60,000	—	93,780	$153,780

(1)
The table below sets forth the number of option and stock awards held by each director who served on the Board during 2020 as of December 31, 2020. The amounts disclosed above reflect the full grant date fair values in accordance with FASB ASC Topic 718. See “Note 17—Share Based Payments and Employee Benefit Plans” to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)
Mr. Akin served on the Board of Directors until his resignation, effective June 3, 2020.

(3)
Mr. Pickup served on the Board of Directors until the annual meeting of stockholders in June 2020.

Name	Option Awards: Number of Securities Underlying Options (#)	Stock Awards: Number of Securities Underlying Stock Awards (#)
Thomas B Akin	—	—
Katherine J. Blair	—	15,000
Frank P. Filipps	27,500	54,500
Stewart B. Koenigsberg	—	30,000
Richard H. Pickup	—	—
On February 17, 2021, Ms. Blair, Mr. Filipps and Mr. Koenigsberg were each granted Restricted Stock Units (“RSUs”) representing 20,000 shares of common stock. The RSUs vest one-third per year for three years beginning on February 17, 2022.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents compensation earned by our named executive officers for the years set forth below (the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
George A. Mangiaracina Chief Executive Officer and Chairman	2020	750,000	400,000	750,000(4)	—	—	9,975	1,909,976
	2019	750,000	—	187,500	369,800	750,000	5,758	2,063,058
Tiffany M. Entsminger Chief Operating Officer	2020	400,000	161,250	37,500	—	—	9,975	608,726
Justin R. Moisio Chief Administrative Officer	2020	312,500	146,250	37,500	—	—	9,975	468,725

(1)
Salary is based on employment arrangements for each Named Executive Officer.

(2)
The amounts disclosed reflect the full grant date fair values of the February 12, 2020 grants in accordance with FASB ASC Topic 718. For assumptions used in calculation of the option awards, see “Note 17—Share Based Payments and Employee Benefit Plans” to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(3)
All other compensation for each of the named executive officers includes matching contributions under the Company’s 401(k) plan.

(4)
This amount represents a discretionary grant of RSUs representing 140,397 shares of common stock granted to Mr. Mangiaracina in February 2020 in lieu of receiving a 2019 cash bonus payment and as an incentive for future services.

On February 17, 2021, Mr. Moisio was granted options to purchase 7,045 shares of common stock, with an exercise price per share of  $3.29 and RSUs representing 14,090 shares of common stock; Ms. Entsminger was granted options to purchase 7,767 shares of common stock, with an exercise price per share of  $3.29 and RSUs representing 15,535 shares of common stock; and Mr. Mangiaracina was granted RSUs representing 101,156 shares of common stock. The options and RSUs held by each Named Executive Officer vest one-third per year for three years beginning on February 17, 2022.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
The following table provides information with respect to equity awards held by the Named Executive Officers as of December 31, 2020.
					STOCK AWARDS
	OPTION AWARDS				Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
George A. Mangiaracina	35,000	—	10.00	2/25/2025	33,333	$101,332
	25,000	—	20.50	7/21/2025	140,397	$426,807
	25,000	—	17.40	7/19/2026
	24,000	—	13.72	8/30/2027
	66,667	133,333	3.75	2/26/2029
Tiffany M. Entsminger	6,667	3,333	9.85	7/17/2028	7,020	$21,341
	3,334	6,666	3.59	2/21/2029
Justin R. Moisio	3,000	—	2.73	7/23/2023	7,020	$21,341
	5,000	—	5.39	7/22/2024
	5,000	—	20.5	7/21/2025
	4,000	—	17.4	7/19/2026
	4,000	—	13.72	8/30/2027
	3,334	6,666	3.59	2/21/2029

(1)
The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below:

The unexercisable option award granted to Mr. Mangiaracina for 133,333 nonqualified stock options vests one-half per year for two years beginning on February 26, 2021. The unexercisable option award granted to Ms. Entsminger for 3,333 nonqualified stock options vests in full on July 17, 2021, and the unexercisable option award granted to Ms. Entsminger for 6,666 nonqualified stock options vests one-half per year for two years beginning February 1, 2021. The unexercisable option award granted to Mr. Moisio for 6,666 nonqualified stock options vests one-half per year for two years beginning on February 1, 2021. The unvested stock award granted to Mr. Mangiaracina for 33,333 restricted stock units vests one-half per year for two years beginning on February 26, 2021, and the unvested stock award granted to Mr. Mangiaracina for 140,397 restricted stock units vests one-third per year for three years beginning on February 12, 2021 The unexercisable stock awards granted to Mr. Moisio and Ms. Entsminger for 7,020 restricted stock units each vest one-third per year for three years beginning on February 12, 2021.
Employment Agreements
George A. Mangiaracina, Chief Executive Officer
On March 14, 2018, Mr. Mangiaracina and the Company executed an employment agreement, which had a term effective as of January 1, 2018 and ending on December 31, 2019. For 2020, the Company and Mr. Mangiaracina continued to materially operate under the terms of such employment agreement. The following summarizes the terms of Mr. Mangiaracina’s employment agreement.
Base Salary, Annual Bonus and Other Compensation.   Pursuant to such agreement, for 2020, Mr. Mangiaracina was entitled to receive a base annual salary of  $750,000, a fixed bonus payment of $750,000 on December 1, 2020 (“executive bonus”) and an annual discretionary bonus at the sole discretion of the Board of Directors. Mr. Mangiaracina voluntarily waived his executive bonus payment. In determining Mr. Mangiaracina’s 2020 annual discretionary bonus, the Board of Directors primarily based it upon Mr. Mangiaracina’s efforts in navigating the Company’s business during the dislocation of the financial markets during 2020 as a result of the COVID-19 pandemic, including substantially reducing the Company’s leverage and increasing liquidity through asset sales and debt repayments, extending the maturity of convertible promissory notes, rightsizing the Company’s warehouse borrowing capacity and rebuilding the Company’s mortgage lending operations after lending activities were temporarily suspended in March 2020. As such, Mr. Mangiaracina received an annual discretionary bonus for 2020 consisting of a $400,000 cash payment as well as RSUs representing 101,156 shares of common stock that were granted on February 17, 2021. For 2021, the Company and Mr. Mangiaracina continue to materially operate under the terms of the prior employment agreement with respect to base salary, the executive bonus and the annual discretionary bonus. To receive an annual discretionary bonus, Mr. Mangiaracina must be actively employed by the Company on December 31 of the applicable year, and any such bonus is paid in a combination of cash and RSUs in conformity with the terms of the prior employment agreement, unless otherwise agreed to between Mr. Mangiaracina and the Board of Directors.
Severance Compensation.   If  (A) Mr. Mangiaracina is terminated by the Company without cause or (B) any of the following actions are taken: (i) there is a substantial diminution of his duties, authority, pay or responsibilities without performance or market justification, or (ii) in the event of a sale of all or substantially all of the Company’s or change of control, and Mr. Mangiaracina has provided the Company 30 days’ written notice of such giving the Company the opportunity to cure such circumstances in all material respects, then he will receive, after signing a general release, the following:
(i)
the pro-rata remainder of his base salary from the date of termination to the end of the contract term, if any;

(ii)
any unpaid executive bonus;

(iii)
a severance payment of  $750,000;

(iv)
any unpaid amounts of accrued salary, vacation time and benefits through the date of termination;

(v)
six months of COBRA family insurance coverage; and

(vi)
any unvested restricted stock will continue to vest over the remaining vesting schedule.

If the Company terminates Mr. Mangiaracina for cause by providing written notice and a 30-day period for Mr. Mangiaracina to cure such circumstances, then he will receive all accrued salary, vacation time and benefits through the date of termination. Pursuant to the employment agreement, “cause” generally means the existence of any of the following, as determined by an affirmative majority vote of the Board of Directors: (a) conviction of, or entry of plea of nolo contendere to, a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of  $100,000 or more, (b) material and substantial failure to perform duties after 30 days’ written notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, (d) material breach by the employee of the terms of the employment agreement or any other obligation, or (e) employee is declared legally incompetent or has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than 90 days.
Upon the death or disability of Mr. Mangiaracina, he or his estate will receive all accrued salary, vacation time and benefits through the date of termination, a pro rata portion of any unpaid executive bonus, and any unpaid annual bonus if declared and not yet paid. If Mr. Mangiaracina voluntarily resigns, he will receive all accrued salary and vacation time through the date of his departure.
Tiffany M. Entsminger, Chief Operating Officer
On October 7, 2020, Tiffany M. Entsminger entered into an employment offer letter with the Company. The offer letter provides that Ms. Entsminger is entitled to an annual base salary of  $400,000 in 2020. In addition, Ms. Entsminger was entitled to a target cash bonus of  $150,000 payable for 2020 with a target RSU bonus award of  $50,000 in value with vesting in equal installments over a three-year period. In addition, for each RSU share awarded, Ms. Entsminger is entitled to a target option award of 0.5 options with an exercise price equal to fair market value on the date of the grant. In the event of termination of Ms. Entsminger in connection with a change of control of the Company, Ms. Entsminger is entitled to receive 12 months base salary and 12 months COBRA coverage (where “change of control” generally means an acquiring entity purchases more than 50% of the common stock of the Company and her position is eliminated within 12 months thereafter). Upon termination without cause, Ms. Entsminger is entitled to receive 6-12 months base salary at the Company’s discretion and matching period for COBRA coverage.
Justin R. Moisio, Chief Administrative Officer
On October 7, 2020, Mr. Moisio entered into an employment offer letter with the Company. The offer letter provides that Mr. Moisio is entitled to an annual base salary of  $360,000 in 2020. In addition, Mr. Moisio was entitled to a target cash bonus of  $135,000 payable for 2020 together with a target RSU bonus award of  $45,000 in value with vesting in equal installments over a three-year period. In addition, for each RSU share awarded, Mr. Moisio is entitled to a target option award of 0.5 options with an exercise price equal to fair market value on the grant date. In the event of termination of Mr. Moisio in connection with a change of control, Mr. Moisio is entitled to receive 12 months base salary and 12 months COBRA coverage (where “change of control” generally means an acquiring entity purchases more than 50% of the common stock of the Company and his position is eliminated within 12 months thereafter). Upon termination without cause, Mr. Moisio is entitled to receive 6-12 months base salary at the Company’s discretion and matching period for COBRA coverage.
Equity Compensation Plan Information
Our current stock plan is the Company’s 2020 Equity Incentive Plan, referred to herein as the “2020 Plan,” which was approved by our stockholders and became effective as of the date of Board adoption April 8, 2020 (the “Plan Adoption Date” and expires in April 8, 2030. The 2020 Plan is administered by the Compensation Committee of the Company’s Board of Directors, with participation and approval of the Board of Directors. Awards under the 2020 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.
As a result of the approval of the 2020 Plan by the Company’s stockholders, the Company’s 2010 Omnibus Incentive Plan (“2010 Plan”) was frozen and no further grants will be made under the 2010 Plan, but shares may continue to be issued under the 2010 Plan pursuant to grants made prior to Plan Adoption Date, which issuances of shares will not reduce the number of shares available for issuance under the 2020 Plan. The maximum number of shares of our common stock available for issuance under the 2020 Plan is 2,000,000 shares.
Shares issued with respect to restricted stock awards, RSUs and other “full value” awards granted under the 2020 Plan are counted against the 2020 Plan’s maximum share limit as two shares for every one share actually issued in connection with the award. Shares issued with respect to stock options and stock appreciation rights are counted as one share against the maximum share limit. For example, if 100 shares of restricted stock are granted under the 2020 Plan, 200 shares will be counted against the 2020 Plan’s maximum share limit for that award.
401(k) Plan
We maintain the Impac Mortgage Corp. 401(k) Savings Plan (“401(k) Plan”) for all full time employees, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The 401(k) Plan provides that each participant may contribute up to 100% of their salary pursuant to certain restrictions or up to IRS limitations, which was $19,500 annually for 2020. We will contribute to the participant’s plan account at the end of each quarter 100% of the first 1% of salary, and 50% of the next 5% contributed by a participant, for a total matching contribution up to 3.5%. Under the

401(k) Plan, employees may elect to enroll immediately after hire once they receive their auto enroll letter. The 401(k) Plan has a two year graded vesting schedule whereby an employee’s match is vested 50% after their first year of employment and 100% vested after completing their second year of employment. We recorded approximately $1,000,000 for matching contributions and no discretionary contributions during 2020.
Grants of Plan-Based Awards
The following table provides information as of December 31, 2020 regarding securities issued under our equity compensation plans that were in effect during fiscal 2020.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	846,078	$7.34	2,000,000
Equity compensation plans not approved by security holders	—	—	—
Total	846,078	7.34	2,000,000
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied by such persons.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
No director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of  $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, except as described below.
On April 15, 2020, the Company amended and restated those certain outstanding convertible promissory notes (the “Original Notes”) in the principal amount of  $25 million originally issued on May 8, 2015 pursuant to the terms of that certain Note Purchase Agreement between the Company and the holders (“Noteholders”) of the Original Notes (the “Note Purchase Agreement”). The Original Notes were amended to extend the maturity date by six months (until November 9, 2020) and to reduce the interest rate on such notes to 7.0% per annum (the “Amended Notes”). The Amended Notes otherwise contain the same terms and conditions as the Original Notes. In connection with the issuance of the Amended Notes, the Company issued to the holders of the Amended Notes, warrants (“Warrants”) to purchase up to an aggregate of 212,649 shares of the Company’s common stock at a cash exercise price of  $2.97 per share. The Warrants are exercisable commencing on October 16, 2020 and expire on April 15, 2025.
On November 9, 2020, the maturity date of  $20 million of the Amended Notes were further extended to May 9, 2022 (and the remaining $5 million in principal of Amended Notes was paid off). Mr. Todd Pickup and his affiliated entities (a greater than 5% shareholder), currently hold $8,500,000 million in principal amount of Amended Notes and received Warrants to purchase an aggregate of 85,059.60 shares of the

Company’s common stock. Mr. Richard Pickup and his affiliated entities (a greater than 5% shareholder), currently holds $11,500,000 million in principal amount of Amended Notes and received Warrants to purchase an aggregate of 116,956.95 shares of the Company’s common stock.
Policies and Procedures
Pursuant to our Code of Business Conduct and Ethics, directors and officers must notify the General Counsel or the Chairman of our Audit Committee of the existence of any actual or potential conflict of interest. The Audit Committee, as described in its charter, reviews reports and disclosures of insider and affiliated party transactions or other conflicts of interest.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 19, 2021 by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and current executive officers as a group.
As of April 19, 2021, there were 21,332,684 shares of common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to securities held by that person that are currently exercisable or become exercisable, or convertible or become convertible, within 60 days of April 19, 2021 are deemed outstanding even if they have not actually been exercised or converted. Those shares, however, are not deemed outstanding for the purpose of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders (Other than Directors)
Richard H. Pickup(2)	6,936,492	31.3%
Todd M. Pickup(3)	2,954,204	13.6%
Named Executive Officers and Directors
George A. Mangiaracina(4)	322,467	*
Tiffany M. Entsminger(4)	19,007	*
Justin R. Moisio(4)	30,007	*
Katherine J. Blair(4)	5,000	*
Frank P. Filipps(4)	70,810	*
Stewart B. Koenigsberg(4)	15,000	*
Directors and current executive officers as a group (6 persons)(4)	462,291	2.1%

*
Indicates less than 1%.

(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.

(2)
According to Schedule 13D/A filed on April 16, 2021, the share amount consists of the following: (i) 180,000 shares owned by Mr. Pickup and held in an individual retirement account (which amount includes 60,000 non-qualified stock options); (ii) 3,600,000 shares owned directly by RHP Trust, dated May 31, 2011 (the “Trust”), over which Mr. Pickup exercises sole investment and voting power; (iii) 639,535 shares underlying Convertible Promissory Notes Due 2020 issued to the Trust, at the initial conversion price of  $21.50 per share, over which Mr. Pickup exercises sole investment and voting power; (iv) 116,956.95 shares that the Trust may acquire at any time after October 15, 2020 upon exercise (at an exercise price of  $2.97 per share) of a Warrant to Purchase Common Stock owned directly by the Trust; (v) 1,400,000 shares are owned directly by Dito Caree LP, over all of which shares Gamebusters, Inc., acting through Richard H. Pickup, its sole officer and director, exercises sole investment and voting power; and (vi) 1,000,000 shares owned directly by Dito Devcar LP, over all of which shares Gamebusters, Inc., acting through Richard H. Pickup, its sole officer and director, exercises sole investment and voting power. The stockholder’s and the Trust’s address is 2532 Dupont Drive, Irvine, California 92612.

(3)
According to a Schedule 13G filed on February 2, 2021 and subsequent filings pursuant to Section 16 of the Exchange Act, the share amount consists of  (A) (i) 100,000 shares owned directly by Mr. Pickup; (ii) 300,000 shares owned by Pickup Grandchildren’s Trust; (iii) 100,000 shares owned directly by Pickup Living Trust; (iv) 1,793,796 shares owned directly by Vintage Trust II, dated July 19, 2007, (the “Vintage Trust”); (v) 395,349 shares that the Vintage Trust has the right to acquire at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2020 issued to the Vintage Trust, at the initial conversion price of  $21.50 per share, and Mr. Pickup exercises sole investment and voting power over all such shares; and (vi) 85,059.6 shares that the Vintage Trust may acquire at any time after October 15, 2020 upon exercise (at an exercise price of  $2.97 per share) of a Warrant to Purchase Common Stock owned directly by the Vintage Trust and (B) 100,000 shares owned directly by Plus Four Equity Partners, L.P. and 80,000 shares owned directly by Vintage Trust, dated October 28, 1993, over which Mr. Pickup shares investment and voting power. The stockholder’s address is 2532 Dupont Drive, Irvine, California 92612.

(4)
Includes the following: George Mangiaracina—242,333 shares underlying options and 80,133 shares underlying vested RSUs; Tiffany Entsminger—16,667 shares underlying options and 2,340 shares underlying vested RSUs; Frank Filipps—27,500 shares underlying options, 29,500 shares underlying vested DSUs and 5,000 underlying vested RSUs; Stewart Koenigsberg—10,000 shares underlying vested DSUs and 5,000 shares underlying vested RSUs; Katherine Blair—5,000 shares underlying vested RSUs; and Justin Moisio—2,340 shares underlying vested RSUs and 27,667 shares underlying options.

STOCKHOLDER PROPOSALS
Proposals to be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2022 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than January 2, 2022 (the date that is 120 calendar days before the one year anniversary of the date on which the proxy statement was released to stockholders for this year’s Annual Meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to be Submitted for Annual Meeting
Stockholders who wish to submit a proposal for consideration at our 2022 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this Annual Meeting (April 24, 2022), nor earlier than the 90th day prior to the first anniversary of this Annual Meeting (March 25, 2022). The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
Mailing Instructions
In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Justin R. Moisio, Corporate Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Virtual Meeting. However, if any other matter shall properly come before the Virtual Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By order of the Board of Directors
Joseph O. Joffrion, General Counsel
Dated: April 30, 2021
Irvine, California

IMPAC MORTGAGE HOLDINGS, INC.Annual Meeting of Stockholders June 22, 2021 9:00 AM Pacific TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) George A. Mangiaracina and Joseph O. Joffrion or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Impac Mortgage Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PT on June 22, 2021 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/ImpacCompanies/2021/htype.asp by 11:59 PM PDT onJune 20, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Voting Information - Attending the Annual Meeting Virtually” and “Voting Information - Voting at the Annual Meeting Virtually.”THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held June 22, 2021. The Proxy Statement and our 2020 Annual Report to Stockholders are available at:http://www.viewproxy.com/impaccompanies/2021

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Katherine J. Blair 02 Frank P. Filipps 03 Stewart B. Koenigsberg 04 George A. Mangiaracina	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, and 3.

2. Approval, on an advisory basis, of the compensation of named executive officers.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date: ______________________________, 2021

____
Signature

____
Signature (if held jointly)

For address change/comments, mark here. ☐ (see reverse for instructions)

VIRTUAL CONTROL NUMBER

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VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting.

INTERNET

Vote Your Proxy on the Internet:

Go to www.aalvote.com/IMH

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549SCHEDULE 14A INFORMATIONProxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under §240.14a-12 IMPAC MORTGAGE HOLDINGS, INC. (Name of registrant as specified in its charter) (Name of person(s) filing proxy statement, if other than the registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which the transaction applies: (2) Aggregate number of securities to which the transaction applies: (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of the transaction: (5) Total fee paid: Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.400093272.17PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMOn November 1, 2020, the Audit Committee of the Board of Directors engaged Baker Tilly US, LLP (“Baker Tilly”) as the Company's independent registered public accounting firm, replacing Squar Milner LLP (“Squar Milner”), whose audit practice was combined with Baker Tilly on that date. Squar Milner had previously served as the Company’s independent registered public accounting firm from 2008 until November 1, 2020.The stockholders are being requested to ratify the appointment of Baker Tilly at the Virtual Meeting. If the selection is not ratified, it is contemplated that the appointment of Baker Tilly for 2021 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Baker Tilly will attend the Virtual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.Vote RequiredYou may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Virtual Meeting at which a quorum is present is required to ratify the appointment of Baker Tilly as the Company's independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Baker Tilly as the Company's independent registered public accounting firm.Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.